UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 10, 2023
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors of the registrant (the “Board”), based in part upon the recommendation of the Governance and Nominating Committee of the Board, in connection with a review of the registrant’s Fourth Amended and Restated Bylaws, as amended (the “Bylaws”), adopted a Second Amendment to the Bylaws (the “Second Amendment”), effective as of March 10, 2023. Among other things, the Second Amendment:
•enhanced the procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of shareholder proposals (other than shareholder proposals to be included in the Company’s proxy statement for an annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with an annual or a special meeting of shareholders, including by:
◦requiring additional background information and disclosures regarding proposing shareholders, proposed nominees and business, and other persons related to a shareholder’s solicitation of proxies;
◦addressing matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”), including, among other things, requiring shareholders intending to use the Universal Proxy Rules to notify the Company of any change or inaccuracy to information previously provided within two business days and to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable meeting date; and
◦requiring that proposed nominees be available for interviews with the Board or a committee of the Board; and
•requires that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white.
The foregoing summary of the amendments effected by the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference. Interested parties are encouraged to read the Second Amendment in its entirety because it contains important information not summarized above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	3.1	Second Amendment to the Fourth Amended and Restated Bylaws of the Company

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 16, 2023

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer